Hosted By H. Michael Schwartz Chairman and CEO Strategic Storage Trust, Inc. June 8, 2011 Exhibit 99.1

Disclaimer

Agenda Why Branding Quarterly Financials and Economies of Scale Portfolio Update Strategic Vision

Why Branding is Important
Name
Logo & Tagline
Visual Identity
Pricing Strategy
Messaging
Media Selections
Recruiting Structure & Style
Internal Communications
Customer Service & Experience
Facilities Design & Architecture
Facilities Branding
Location  & Accessibility
Expanded Service Offerings
Employees
Customers
Partners &
Investors
Your
Brand
Self Storage Brand Positioning

Competitive Marketplace Self Storage Brand Positioning

Competitors Color Usage Self Storage Brand Positioning

Competitive Marketplace Self Storage Brand Positioning

New Brand Goals
•External priority -
Instantly recognizable
How do we create a brand that is instantly recognizable
across many building types?
•Internal priority -
Comfortably familiar
Can we create an experience in the office and online
that feels comfortably familiar to customers?
•Think Nationally -
Act Locally
Self Storage Brand Positioning

“NEWCO”
Brand Pillars
Personal Innovative Responsible
We have a personal touch
to our service. We’ll find
the right storage solution
for YOU. Our customer
care strives to be world-
class, setting new
standards in the industry.
Your goods are your
personal items and they’re
safe with us.
We are able to
dynamically respond to
forces and changes in the
market to offer innovative
new services and leverage
technologies that our
customers highly value.
We are changing the
expectations for the self
storage industry. We are
constantly striving to
improve and innovate.
We are responsible
property owners. That
responsibility extends to
our philanthropic desire to
keep our communities
healthy. We are
responsible, ethical
corporate stewards and
always do what we can to
be good neighbors.
Self Storage Brand Positioning

Brand Positioning Statement
Positioning:
We all could use a little more space. That’s why
NEWCO is committed to delivering a better self
storage experience through world-class customer
care and personalized service. NEWCO’s dedication
to local expertise and community involvement
changes what customers have come to expect from a
self storage provider and makes NEWCO the best
solution to YOUR needs.
Self Storage Brand Positioning

Final Brand Self Storage Brand Positioning 888-97-STORAGE www.smartstopsselfstorage.com

Integrated Marketing Strategy Online, phone and walk-in customers

Agenda Why Branding Quarterly Financials and Economies of Scale Portfolio Update Strategic Vision

Quarterly Financials
Portfolio Summary (as of 03/31/2011)
Total Properties: 61
Total Units: 40,750
Net Rentable Sq. Ft.: 5,072,300
States: 16 and 2 in Ontario, Canada
Total Assets: $385.9 Million
Leverage: 48.0%
Cash on Hand: $19.2 Million

Bringing it to the Bottom Line
Same Store Results Q1 (26 properties)
2011 2010 Increase
Rental Income $4,398,716 $4,336,141 1.4%
Operating Income $2,470,331 $2,371,243 4.2%
Properties Owned at 61                            29 110%
end of Q1
Economies of Scale

G&A Per Property by Quarter
Economies of Scale
G&A Per Property
Q1 2009 $72,757
Q1 2010 $29,116 (60%  decrease)
Q1 2011 $13,474  (54% decrease)
Total G&A
Q1 2010 $844,364
Q1 2011 $821,927 (2.7% decrease)

Total Assets by Quarter Quarterly Financials

Total Revenues by Quarter Quarterly Financials

Quarterly Financials

Same Store Occupancy by Quarter Quarterly Financials

Agenda Why Branding Quarterly Financials and Economies of Scale Portfolio Update Strategic Vision

Wholly Owned Properties by Quarter Portfolio Update

Square Footage by State (as of 3/31/2011) Portfolio Update

Portfolio Update 2011 First Quarter Acquisitions 22

Portfolio Update Potential Acquisitions*

Strategic Vision

Strategic Vision
Bill Gross, who runs the world's biggest bond fund at Pacific
Investment Management Co. (PIMCO), said Treasuries
"have little value" and the U.S. faces an inflation threat.
–
Bloomberg,
March 31, 2011

Strategic Vision PUBLICLY TRADED SELF STORAGE REITS

Strategic Storage Holdings, LLC Ranks # 12 Inside Self Storage 2011 Top-Operators List April 2011 Issue Strategic Vision

H. MICHAEL SCHWARTZ Chairman and CEO Strategic Storage Trust, Inc. Questions and Answers